ADVANCED SERIES TRUST

AST High Yield Portfolio

Supplement dated June 20, 2023 to the

Summary Prospectus dated May 1, 2023 (the Summary Prospectus)

This supplement should be read and retained in conjunction with the Summary Prospectus for the Advanced Series Trust (the Trust) for the AST High Yield Portfolio (the Portfolio), a series of the Trust. The Portfolio may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms used herein that are not otherwise defined shall have the meanings given to them in the Summary Prospectus.

The Summary Prospectus is revised as follows, effective July 1, 2023:

I.The following table replaces the "Annual Portfolio Operating Expenses" table in the "PORTFOLIO FEES AND EXPENSES" section:

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.58%
+Distribution and/or Service Fees (12b-1 Fees)	0.25%
+Other Expenses	0.06%
+Acquired Fund Fees & Expenses	0.01%
=Total Annual Portfolio Operating Expenses	0.90%
-Fee Waiver and/or Expense Reimbursement	(0.04)%
=Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense	0.86%
Reimbursement(1)

(1)The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust's Statement of Additional Information) do not exceed 0.85% of the Portfolio's average daily net assets through June 30, 2024. Expenses waived/reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of the Trust's Board of Trustees.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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